LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JUNE 1, 2022, TO THE

SUMMARY PROSPECTUS, AS APPLICABLE, PROSPECTUS, AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

I.	Effective June 1, 2022, the following changes are made to each fund’s Prospectus (and Summary Prospectus, as applicable):

a.	In the section titled “Management – Portfolio managers” in each fund’s Prospectus (and Summary Prospectus, as applicable), the following portfolio manager is added:

Portfolio manager	Title	Portfolio manager of the fund since
Aimee Truesdale, CFA	Portfolio Manager	June 2022

b.	In the section titled “More on fund management – Portfolio managers” in each fund’s Prospectus, the following portfolio manager is added:

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Aimee Truesdale, CFA	Ms. Truesdale is a co-manager of Martin Currie’s global emerging markets strategy, with responsibility for healthcare sector research, and has 9 years of investment experience. She joined Martin Currie in 2021 from Jupiter Asset Management, where she worked as an assistant fund manager and equities analyst and collaborated with the firm’s stewardship team to oversee environmental, social and governance issues at investee companies. Prior to joining Jupiter Asset Management, Ms. Truesdale worked in the global equities and Asia equities teams at Waverton Investment Management. Ms. Truesdale has a BSc (Hons) in Physics from the University of Edinburgh.	June 2022

II.	Effective June 1, 2022, the following changes are made to the SAI of each fund:

a.

In the section titled “Investment Management and Service Provider Information – Portfolio Managers – Other Accounts Managed by the Portfolio Managers” in each fund’s SAI, the following portfolio manager is added to the table:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (billions) ($)
Aimee Truesdale*	Registered investment companies	None	None	None	None
	Other pooled investment vehicles	8	3.65	None	None
	Other accounts	14	2.66	2	0.95

*	The information is as of April 30, 2022 and does not reflect additional accounts (including the Fund) for which Ms. Truesdale will join the portfolio management team on June 1, 2022.

b.

The section entitled “Investment Management and Service Provider Information – Portfolio Managers – Portfolio Managers Securities Ownership” in each fund’s SAI is deleted in its entirety and replaced with the following:

As of June 1, 2022, the portfolio managers did not own shares of the Fund. It is not tax efficient for the portfolio managers, as residents of the United Kingdom, to invest in the Fund.

SCHEDULE A

Fund	Date of Summary Prospectus, as applicable, Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

Martin Currie Emerging Markets Fund	January 28, 2022
Martin Currie SMASh Series EM Fund	November 29, 2021

Please retain this supplement for future reference.

MCXX905217

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